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                                                                    EXHIBIT 23.1



Consent of Independent Certified Public Accountants


The Board of Directors and Stockholders
AstroPower, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-8.


  /s/ KPMG Peat Marwick LLP
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Wilmington, Delaware
September 8, 1998